Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long RKT ETF (RKTL) (the “Fund”) listed on Cboe BZX Exchange, Inc. August 21, 2026

Supplement to the Summary Prospectus dated January 9, 2026,

Prospectus and Statement of Additional Information (“SAI”),

each dated December 23, 2025,

as supplemented

Tidal Investments LLC (“Tidal”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of its view that the Fund’s closure and liquidation would be in the best interests of the Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described below.

In preparation for the liquidation, shares of the Fund will cease trading on Cboe BZX Exchange, Inc. (“Cboe”) and will be closed to purchase by investors as of the close of regular trading on Cboe on August 27, 2026 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from August 27, 2026 through September 8, 2026 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating the Fund’s portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, the Fund will no longer be pursuing its investment objective and principal investment strategies.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect all transactional costs associated with the liquidation of the Fund. Once the distributions are complete, the Fund will terminate.

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For more information, please contact the Fund at (833) 333-9383.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.